Reprinted by permission of Morningstar, Aug. 22, 2012 • OPP-2PFBQ

Small-Cap Funds That Deliver a Smoother Ride

In a notoriously volatile arena, these quality funds offer lower risk than their peers.

Five-Star Investor | 08-22-12 | By Adam Zoll

These days it seems like many investors remain fearful of risk. The punishment of the 2008-09 market drop still on their minds, they've plowed assets into bond funds and sought refuge in alternative investments in an attempt to minimize the likelihood of losing their shirts should the market take another turn for the worse. That makes for a tough environment for small-cap funds, which invest in smaller-company stocks that sometimes outperform large caps but bring increased volatility along for the ride. In 2011 investors pulled about $7 billion out of small-cap funds, and as of the end of July they had pulled another $6 billion out so far this year. The fact that small caps have lagged large caps during that time period certainly plays a role, but investors' lack of appetite for volatility surely does, as well.

Among the many ratings Morningstar provides for funds is a proprietary metric called Morningstar Risk, which ranks funds relative to their peers based on downside volatility (potential losses are emphasized because it is presumed that investors won't mind if a fund tends to be volatile to the upside). The risk ratings are distributed as follows: high (the most risky 10%), above average (next 22.5%), average (middle 35%), below average (next 22.5%), or low (the least risky 10%), with lower ratings corresponding to lower risk and less volatility. Funds are rated over three-, five-, and 10-year time periods when possible. An overall rating (provided only for funds that have not changed categories) uses a weighted average of the given time period ratings. The Morningstar Risk measure also helps determine the Morningstar Rating for funds, commonly known as a fund's star rating.

Although investors taught to equate risk with reward might expect higher-volatility funds to outperform those with lower volatility, in fact this increased volatility can have the opposite effect because of investor behavior. Those dramatic price swings can cause investors to move assets into and out of a fund more frequently than they would with a less volatile fund. As noted in an earlier Five-Star Investor article, investor return—what the average investor experiences with a fund—frequently lags a fund's total return, which often results from investors fleeing funds that experience steep drops and missing out an any rebound that might follow.

To find quality small-cap funds with reduced volatility we used Morningstar's Premium Fund Screener tool and sought small-cap growth, small-cap value, and small-cap blend funds with below-average Morningstar Risk ratings and Gold, Silver, or Bronze Analyst Ratings. We screened out noninvestor classes, load funds, and funds that are currently closed. Of the funds on our screen, all were of the small-blend or small-growth categories.

Conestoga Small Cap (CCASX)

This relatively tiny fund, with just about $250 million in assets, has weathered recent market volatility better than many of its peers, in large part because of its emphasis on stable, high-quality companies. Managers Bill Martindale and Bob Mitchell have run the fund since its 2002 inception and adhere to strict quality measures, resulting in a portfolio of firms that tend to have low debt levels. The result is a fund that often outperforms on the downside but underperforms when markets are raging. Its five-year annualized return of 5.1% beats its small-growth peers by 2.8 points. The portfolio holds about 50 companies, with an overweighting (40%) in technology. Fees of 1.1% are below-average for its category.

Adam Zoll is an assistant site editor with Morningstar.com

Important Disclosure Information

This article has been edited for reprint purposes. Information on the other featured funds has been omitted. To view the full article visit www.morningstar.com.

DISCLOSURE: *The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For the Fund's daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund's prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund's investment objective, risks, charges, and expenses which an investor should consider before investing.*

(1) Although the Fund has adopted a Shareholder Servicing Plan that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund's shareholders, the Fund does not expect to pay any Shareholder Servicing Fees in the current fiscal year.

(2) Conestoga Capital Advisors, LLC (the Adviser) has contractually agreed to limit the Fund's net annual operating expenses to 1.10% of the Fund's average daily net assets until at least February 1, 2013, subject to termination at anytime at the option of the Fund.